UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2014 (December 16, 2014)

Limoneira Company

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance & Management

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 16, 2014, the Board of Directors (the “Board”) of Limoneira Company (the “Company”) approved, ratified and adopted an amendment to the Company’s Amended and Restated Bylaws (the “Amendment of Bylaws”) to fix the size of the Board at ten directors.

Prior to the Amendment of Bylaws, the size of the Board was fixed at eleven directors. As previously disclosed, Mr. Alan M. Teague, Chairman of the Board, passed away on September 11, 2014. Mr. Gordon E. Kimball, then serving as a member of the Board, was elected to the position of Chairman. The Amendment of Bylaws was undertaken for the purpose of eliminating the vacancy of the position previously filled by Mr. Kimball.

The text of the Amendment of Bylaws is attached as Exhibit 3.1 to this report.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits

3.1	Amendment to Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2014	LIMONEIRA COMPANY

	By:	/s/ Joseph D. Rumley
Joseph D. Rumley Chief Financial Officer, Treasurer and Corporate Secretary